Exhibit 10.13

FORM OF

[NAME OF TRUST DEPOSITOR],

as Trust Depositor,

and

[NAME OF TRUSTEE],

not in its individual capacity, but solely as Trustee

PASS-THROUGH TRUST AGREEMENT

Dated as of [            ]

[NAME OF PASS-THROUGH TRUST]

i

ATTACHMENTS

Exhibit A	Form of Beneficial Interest Certificate
Exhibit B	Form of Investment Letter
Exhibit C	Form of Transfer Supplement
Schedule I	Mortgage Loan Schedule

ii

This PASS-THROUGH TRUST AGREEMENT, dated as of [            ] (the “Agreement”), is by and between [NAME OF TRUST DEPOSITOR], as trust depositor (the “Trust Depositor”) and [NAME OF TRUSTEE], a national banking association, not in its individual capacity, but solely as trustee on behalf of the Trust Fund (the “Trustee”).

PRELIMINARY STATEMENT

The Trust Depositor has acquired the Mortgage Loans and on each Transfer Date will convey each Mortgage Loan and certain related property to [NAME OF TRUSTEE], as trustee, to hold in trust for the benefit of the Holder of the Beneficial Interest Certificate. The Mortgage Loans and other property held in trust by the Trustee are referred to in this Agreement as the Trust Fund.

On the Initial Transfer Date, the Trust Depositor will acquire the Beneficial Interest Certificate from the Trustee on behalf of the Trust Fund, as consideration for the transfer to the Trustee of the Mortgage Loans and the other property constituting the Trust Fund. The Trust Depositor has duly authorized the execution and delivery of this Agreement and the conveyance to the Trustee of all of its interest in the Mortgage Loans and the other property constituting the Trust Fund. All covenants and agreements made by the Trust Depositor and the Trustee herein with respect to the Mortgage Loans and the other property constituting the Trust Fund are for the benefit of the Holder of the Beneficial Interest Certificate. The Trust Depositor is entering into this Agreement, and the Trustee is accepting the Trust Fund created hereby, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged.

The Beneficial Interest Certificate shall be issued in definitive form as provided herein.

As of the Cut-off Date relating to the Initial Transfer Date, the Mortgage Loans had an Aggregate Outstanding Amount equal to $[            ].

In consideration of the mutual agreements herein contained, the Trust Depositor and the Trustee hereby agree as follows:

ARTICLE I

DEFINITIONS

Section 1.01 Definitions. Capitalized terms used in this Agreement, unless the context otherwise requires, shall have the meanings set forth below.

Affiliate: With respect to any Person, any other Person directly or indirectly controlling, controlled by, or under direct or indirect common control with such specified Person. For the purposes of this definition, “control” when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

Aggregate Outstanding Amount: As of any date of determination, the aggregate of the Outstanding Amounts of the Mortgage Loans.

Agreement: This Trust Agreement and all amendments and supplements hereto.

Anniversary Year: The one-year period beginning on the Initial Transfer Date and ending on the first anniversary thereof, and each subsequent one-year period beginning on the day after the end of the preceding Anniversary Year and ending on next succeeding anniversary of the Initial Transfer Date.

Assignment: With respect to each Mortgage Loan, an assignment of the Mortgage, notice of transfer or equivalent instrument sufficient under the laws of the jurisdiction wherein the related Mortgaged Property is located to reflect the transfer of the Mortgage.

Authenticating Agent: Any authenticating agent appointed by the Trustee pursuant to Section 5.09.

Authorized Officer: With respect to any corporation or limited liability company, the Chairman of the Board, the President, any Vice President, the Secretary, the Treasurer, any Assistant Secretary, any Assistant Treasurer and each other officer of such corporation or the members and manager of such limited liability company specifically authorized in resolutions of the Board of Directors of such corporation or limited liability company to sign agreements, instruments or other documents in connection with this Agreement on behalf of such corporation or limited liability company, as the case may be. With respect to any trust, any Authorized Officer of the corporate trustee or any individual co-trustee.

Basic Documents: This Agreement, each Transfer Supplement, each Servicing Agreement (including any related documents) and the Custodial Agreement.

Beneficial Interest Account: The account established and maintained by the Trustee in accordance with the provisions of Section 4.01.

Beneficial Interest Certificate: The Beneficial Interest Certificate executed and authenticated by the Trustee in substantially the form attached hereto as Exhibit A.

Business Day: Any day other than (i) a Saturday or a Sunday or (ii) a day on which commercial banks in the States of Florida, Minnesota or New York (or such other states in which the Corporate Trust Office or the principal offices of the Trustee are subsequently located, as specified in writing by such party to the other parties hereto) are required or authorized by law to close.

Certificate Register and Certificate Registrar: The register maintained and the registrar appointed pursuant to Section 3.02.

Code: The Internal Revenue Code of 1986, as amended.

Corporate Trust Office: The corporate trust office of the Trustee at which, at any particular time, its corporate trust business shall be administered, which shall initially be located at 60 Livingston Avenue, Mailcode: EP-MN-WS3D, St. Paul, Minnesota 55107, and at any time thereafter shall be the office designated by the Trustee to the Holder and the Trust Depositor hereto in writing.

Custodial Agreement: [            ].

Custodial File: As defined in the Custodial Agreement.

Custodian: [NAME OF CUSTODIAN] and its successors and assigns or such other entity that has custody of Custodial Files on behalf of the Trust Fund.

Cut-off Date: With respect to the Initial Transfer Date, [            ]. With respect to any other Transfer Date, the date specified in the related Transfer Supplement.

Distribution Date: The [            ] of each month, or if such day is not a Business Day, the immediately succeeding Business Day. The first Distribution Date shall be [            ].

Eligible Account: With respect to each Eligible Account: (i) An account or accounts maintained with a federal or state chartered depository institution or trust company the short-term unsecured debt obligations of which (or, in the case of a depository institution or trust company that is the principal subsidiary of a holding company, the short-term unsecured debt obligations of such holding company) are rated at the time any amounts are held on deposit therein (a) “P-1” by Moody’s (or at least “A2” if such institution has no short-term rating from Moody’s), (b) at least “A-2” by S&P (or at least “BBB+” if such institution has no short-term rating from S&P) and (c) “F1” by Fitch (with respect to the preceding clauses (a), (b) and (c), such applicable ratings from S&P, Fitch and Moody’s, the “Required Ratings”), provided, in each case, that following a downgrade, withdrawal or suspension of any such institution’s rating below any applicable Required Rating, each such account shall promptly (and in any case within not more than 30 calendar days) be moved to another institution which has the Required Ratings, or to one or more segregated trust accounts as provided in clause (ii); or (ii) a segregated trust account or accounts maintained with the trust department of a federal or state chartered depository institution or trust company, which institution or company has capital and surplus of not less than $50 million, acting in its fiduciary capacity.

Eligible Accounts may bear interest.

Eligible Investments: Any of the following (which may be purchased by or through the Trustee or any of its Affiliates):

(i) obligations of, or guaranteed as to the full and timely payment of principal and interest by, the United States or obligations of any agency or instrumentality thereof, when such obligations are backed by the full faith and credit of the United States;

(ii) repurchase agreements on obligations specified in clause (a); provided that the short-term debt obligations of the party agreeing to repurchase are rated no less than F1 by Fitch, A-1 by S&P and P-1 by Moody’s;

(iii) federal funds, certificates of deposit, time deposits and bankers’ acceptances (which shall each have an original maturity of not more than 90 days and, in the case of bankers’ acceptances, shall in no event have an original maturity of more than 365 days) of any United States depository institution or trust company incorporated under the laws of the United States or any state; provided that the short-term obligations of such depository institution or trust company are rated no less than F1 by Fitch, A-1 by S&P and P-1 by Moody’s;

(iv) commercial paper (having original maturities of not more than 30 days) of any corporation incorporated under the laws of the United States or any state thereof which on the date of acquisition is rated no less than F1 by Fitch, A-1 by S&P and P-1 by Moody’s;

(v) securities bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States of America or any state thereof which have a short-term credit rating from each Rating Agency, at the time of investment or the contractual commitment providing for such investment, no less than F1 by Fitch, A-1 by S&P and P-1 by Moody’s; provided, however, that securities issued by any particular corporation will not be Eligible Investments to the extent that investment therein will cause the then outstanding principal amount of securities issued by such corporation and held as part of the Trust Fund to exceed 20% of the Aggregate Outstanding Amount; provided, further, that such securities will not be Eligible Investments if they are identified as being under review with negative implications from any Rating Agency;

(vi) securities of money market funds or mutual funds rated AAAm or AAAm-G by S&P, AAA or better by Fitch and Aa1 by Moody’s (including any such funds for which the Trustee in its individual capacity or any of its respective Affiliates, may manage or receives compensation as administrator, sponsor, agent or the like); and

(vii) any other demand, money market, common trust fund or time deposit or obligation, or interest-bearing or other security, or other investment rated in the highest rating category by each Rating Agency or otherwise approved in writing by each Rating Agency;

provided that no instrument described above is permitted to evidence either the right to receive (a) only interest or only principal with respect to obligations underlying such instrument or (b) both principal and interest payments derived from obligations underlying such instrument and the interest and principal payments with respect to such instrument provided a yield to maturity at par greater than 120% of the yield to maturity at par of the underlying obligations; and provided, further, that no instrument described above may be purchased at a price greater than par if such instrument may be prepaid or called at a price less than its purchase price prior to stated maturity.

ERISA: The Employee Retirement Income Security Act of 1974, as amended.

Escrow Account: Any escrow account or servicing account established and maintained by a Servicer pursuant to the applicable Servicing Agreement.

FDIC: The Federal Deposit Insurance Corporation.

FHA: The U.S. Federal Housing Administration.

FHA Approved Mortgagee: A corporation or other entity approved as a mortgagee by FHA under the Housing Act and applicable FHA Regulations, and eligible to own and service, as applicable, loans insured by the FHA.

FHA Insurance: An insurance policy granted by the FHA with respect to any Mortgage Loan.

FHA Mortgage Loan: Any Mortgage Loan that is subject to FHA Insurance and eligible for reimbursement thereunder.

FHA Regulations: Regulations promulgated by HUD under the Housing Act, codified in 24 Code of Federal Regulations, and other HUD issuances relating to mortgage loans insured by the FHA, including, without limitation, related handbooks, circulars, notices and mortgagee letters.

Fitch: Fitch Ratings, Inc., or any successor thereto.

Governmental Authority: The United States of America, any state, local or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions thereof or pertaining thereto.

Holder: A registered owner of a Beneficial Interest Certificate as recorded on the books of the Certificate Registrar.

HUD: The United States Department of Housing and Urban Development, or any successor thereto.

Initial Mortgage Loan: Any Mortgage Loan conveyed to the Trustee on the Initial Transfer Date.

Initial Servicer: Bayview Loan Servicing, LLC, or any successor thereto.

Initial Servicing Agreement: The servicing agreement dated as of [            ], among the Trust Depositor, the Trustee and the Servicer.

Initial Transfer Date: [            ].

Manufactured Home: A new or used unit of manufactured housing.

Monthly Remittance Report: The monthly report delivered by a Servicer to the Depositor and/or the Trustee in accordance with the terms of the related Servicing Agreement, specifying certain information relating to the Mortgage Loans serviced by such Servicer, as prescribed by the form of such report attached to the related Servicing Agreement.

Moody’s: Moody’s Investors Service, Inc., or any successor thereto.

Mortgage: With respect to a Mortgage Loan, the written instrument creating a valid lien on real property, which instrument may be in the form of a mortgage, deed of trust, deed to secure debt or other instrument creating a lien on or interest in the Mortgage Loan Collateral.

Mortgage Loan: Any Mortgage and the related Mortgage Note secured by each such Mortgage. The term “Mortgage Loan” shall include any Initial Mortgage Loan and Subsequent Mortgage Loan listed on the Mortgage Loan Schedule, as amended from time to time.

Mortgage Loan Schedule: As of any date, the list of Mortgage Loans attached hereto as Schedule I.

Mortgage Loan Collateral: With respect to any Mortgage Loan, the related Mortgaged Property and any personal property securing the related Mortgage Loan, including any lessor’s interest in such property, whether characterized or recharacterized as an ownership or security interest, and including any accounts or deposits pledged to secure such Mortgage Loan.

Mortgage Loan Rate: The annual rate of interest borne on a Mortgage Note in accordance with the provisions of such Mortgage Note.

Mortgage Note: The original executed promissory note evidencing the indebtedness of a Mortgagor under a Mortgage Loan or if such Mortgage is not evidenced by a promissory note, the original executed document or other instrument primarily evidencing the indebtedness of the Mortgagor under such Mortgage Loan.

Mortgaged Property: Any of (x) the fee simple interest (or, in the case of certain commercial real estate, leasehold interest) in real property, together with improvements thereto and any fixtures, leases and other real or personal property securing the related Mortgage Note or (y) the related Manufactured Home.

Mortgagor: With respect to any Mortgage Loan, the Person or Persons primarily obligated under the related Mortgage Note.

Officer’s Certificate: With respect to any Person, a certificate signed by an Authorized Officer of such Person or, in the case of a Servicer, by a Servicing Officer, and in each case delivered to the Trustee.

Opinion of Counsel: A written opinion of counsel, reasonably acceptable in form and substance to the Trustee, and who may be in-house or outside counsel to the Trust Depositor or the Servicer but which must be independent outside counsel with respect to any such opinion of counsel concerning matters with respect to the Code.

Outstanding Amount: With respect to each Mortgage Loan and any date of determination, the outstanding principal balance of such Mortgage Loan.

Percentage Interest: With respect to any Beneficial Interest Certificate, the Percentage Interest evidenced thereby shall be as specified on the face thereof, or otherwise be equal to 100%.

Person: An individual, partnership, corporation (including a statutory trust), joint stock company, limited liability company, trust, association, joint venture, Governmental Authority or any other entity of whatever nature.

Prospective Holder: Each prospective purchaser and any subsequent transferee of a Beneficial Interest Certificate.

QIB: As defined in Section 3.03(d).

Rating Agency: Any of Fitch, Moody’s or S&P.

Record Date: With respect to each Distribution Date, the last Business Day of the month immediately preceding the month in which the Distribution Date occurs (or, in the case of the first Distribution Date, the Initial Transfer Date).

Regulations: FHA Regulations or VA Regulations, as the case may be.

Responsible Officer: Any Vice President, any Assistant Vice President, any Assistant Secretary, any Assistant Treasurer, any Corporate Trust officer or any other officer of the Trustee customarily performing functions similar to those performed by any of the above-designated officers, in each case having direct responsibility for the administration of this Agreement.

S&P: Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc., or any successor in interest.

Securities Act: The Securities Act of 1933, as amended.

Servicer: The Initial Servicer and the servicer(s) specified on each Transfer Supplement.

Servicer Event of Default: With respect to any Servicer, an event of default or termination event, which pursuant to the related Servicing Agreement entitles the Trustee or the Trust Depositor to terminate such Servicer for cause.

Servicer Remittance Date: A “Remittance Date” as defined in the applicable Servicing Agreement.

Servicing Agreement: The servicing agreements (including servicing acknowledgement agreements, if any) shall be comprised of the Initial Servicing Agreement and the servicing agreement(s) listed on each Transfer Supplement.

Servicing Fee: As defined in the related Servicing Agreement.

Servicing Officer: Any officer of a Servicer involved in or responsible for the administration and servicing of the Mortgage Loans whose name appears on a list of servicing officers furnished by such Servicer to the Trustee, as such list may be amended from time to time.

Subsequent Mortgage Loan: Any Mortgage Loan conveyed to the Trustee on a Transfer Date other than the Initial Transfer Date.

Transfer Date: Any date on which Mortgage Loans are conveyed by the Trust Depositor to the Trustee pursuant to Section 2.01 and, if applicable, the related Transfer Supplement.

Transfer Supplement: A transfer supplement in the form of Exhibit C hereto, which may be transmitted electronically by the Trust Depositor to the Trustee.

Trust Depositor: [NAME OF TRUST DEPOSITOR] and any successor to the Trust Depositor under this Agreement.

Trust Fund: The property held in trust by the Trustee for the benefit of the Holder of the Beneficial Interest Certificate pursuant to this Agreement, consisting of the Mortgage Loans, any Mortgage Loan Collateral and the other rights and items referred to in, and assigned or conveyed to the Trustee under, Section 2.01(a), and such amounts as shall from time to time be held in the Beneficial Interest Account or in any Escrow Account directly by the Holder of the Beneficial Interest Certificate.

Trustee: [NAME OF TRUSTEE], not in its individual capacity but solely as Trustee, or any successor in interest, or if any successor trustee or any co-trustee shall be appointed as herein provided, then such successor trustee and such co-trustee, as the case may be.

Trustee Fee: With respect to each Distribution Date, a fee equal to the product of one-twelfth of $[            ].

U.S. Person: Any person that is a “United States person” within the meaning of Section 7701(a)(30) of the Code.

VA: The U.S. Department of Veterans Affairs.

VA Regulations: Regulations promulgated by the VA pursuant to the Readjustment Act, codified in 38 Code of Federal Regulations, and other VA issuances relating to mortgage loans guaranteed by the VA, including, without limitation, related handbooks, circulars, notices and mortgage letters.

Section 1.02 Calculations Respecting Mortgage Loans. Calculations required to be made pursuant to this Agreement with respect to any Mortgage Loan shall be made based upon current information as to the terms of the Mortgage Loans and reports of payments received from the related Mortgagor on such Mortgage Loans and payments to be made to the Trustee as supplied to the Trustee by each Servicer. The Trustee shall not be required to recompute, verify or recalculate the information supplied to it by any Servicer.

ARTICLE II

DECLARATION OF TRUST;

ISSUANCE OF BENEFICIAL INTEREST CERTIFICATE

Section 2.01 Creation and Declaration of Trust Fund; Conveyance of Certain Mortgage Loans. (a) Concurrently with the execution and delivery of this Agreement on the Initial Transfer Date, the Trust Depositor does hereby transfer, assign, set over, deposit with and otherwise convey to the Trustee on behalf of the Holder, without recourse, in trust, all the right, title and interest of the Trust Depositor in and to the Initial Mortgage Loans listed in the Mortgage Loan Schedule, including their Outstanding Amounts at any time and collections in respect thereof received on and after the Cut-off Date, the right to all payments of principal and interest received with respect to such Initial Mortgage Loans on and after the Cut-off Date (expressly excluding any amounts received prior to the Cut-off Date), the Custodial Files and the proceeds thereof, the Trust Depositor’s rights under any insurance policies related to such Initial Mortgage Loans, the Trust Depositor’s security interest in any collateral pledged to secure such Initial Mortgage Loans, including the Mortgaged Properties, and any proceeds of the foregoing. The foregoing conveyance includes, without limitation, all accounts, accounts receivable, contract rights, claims, choses in action, general intangibles, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, notes, drafts, letters of credit, advices of credit, investment property, uncertificated securities and rights to payment of any and every kind consisting of, arising from or relating to the foregoing assets, to have and to hold, in trust; and the Trustee declares that, subject to the receipt of certifications from the Custodian that the Custodian has received the documents specified in Section 2.02, it has received and shall hold the Trust Fund, as trustee, in trust, for the benefit and use of the Holder and for the purposes and subject to the terms and conditions set forth in this Agreement, and, concurrently with such receipt, has caused to be executed, authenticated and delivered to or upon the order of the Trust Depositor, in exchange for the Trust Fund, the Beneficial Interest Certificate evidencing the entitlement to all amounts in respect of the Mortgage Loans.

The Trust Depositor shall, on each Transfer Date pursuant to the related Transfer Supplement, sell, transfer, assign, set over and otherwise convey to the Trustee, without recourse (except to the extent specified herein), all of the right, title and interest of the Trust Depositor in and to each Subsequent Mortgage Loan identified in the Transfer Supplement delivered by the Trust Depositor on such Transfer Date and all items in the related Custodial File. As provided in the Custodial Agreement and in connection therewith, the Custodian on behalf of the Trustee shall amend the Mortgage Loan Schedule to reflect the inclusion of such Subsequent Mortgage Loan as part of the assets of the Trust Fund. The Custodian on behalf of the Trustee shall promptly deliver to the Trustee a copy of the Mortgage Loan Schedule as so amended, and the Trustee shall promptly forward such copy to the Holder.

The foregoing sale, transfer, assignment, set-over, deposit and conveyance does not and is not intended to result in the creation or assumption by the Trustee of any obligation of the Trust Depositor or any other Person in connection with the Mortgage Loans or any other agreement or instrument relating thereto except as specifically set forth herein.

(b) In connection with such transfer and assignment, to the extent that the Custodian does not already hold the related Custodial Files, the Trust Depositor shall deliver the Custodial File (as defined in the Custodial Agreement) in accordance with the terms of the Custodial Agreement.

(c) All original documents relating to the Mortgage Loans that are not delivered to the Custodian are and shall be held by or on behalf of the Trust Depositor or the related Servicer, as the case may be, in trust for the benefit of the Trustee on behalf of the Holder. In the event that any such original document is required pursuant to the terms of this Section to be a part of a Custodial File, such document shall be delivered promptly to the Custodian. Any such original document delivered to or held by the Trust Depositor that is not required pursuant to the terms of this Section to be a part of a Custodial File shall be delivered promptly to the related Servicer.

(d) For Mortgage Loans (if any) that have been prepaid in full after the Cut-off Date and prior to the related Transfer Date, the Trust Depositor (or an Affiliate of the Trust Depositor, on its behalf), in lieu of delivering the above referenced documents, herewith delivers or causes to be delivered to the Trustee an Officer’s Certificate which shall include a statement to the effect that all amounts received in connection with such prepayment that are required to be deposited in the Beneficial Interest Account have been so deposited.

(e) Upon the conveyance of FHA Mortgage Loans to the Trustee, the Trustee shall thereupon succeed to all of the rights and become bound by all of the obligations of the related Transferor under the FHA/HUD contract of insurance and the related transferor shall be released from its obligations under such mortgage insurance contract, provided that the related transferor shall not be relieved of its obligation to pay FHA mortgage insurance premiums with respect to the FHA Mortgage Loans until the notice required by 24 C.F.R. § 203.431 of the FHA Regulations, identifying the Trustee as the mortgagee of record, has been received by HUD. Pursuant to the terms of the related Servicing Agreement, the related Servicer shall make all required payments of mortgage insurance premiums to HUD on behalf of the Trustee. In the event that this declaration of trust is not approved by HUD in accordance with 24 C.F.R. § 203.434 of the FHA Regulations within one year of the date that the FHA Mortgage Loans are conveyed to the Trustee, the Depositor shall cause the Trustee to transfer such FHA Mortgage Loans to an FHA Approved Mortgagee.

(f) With respect to each FHA Mortgage Loan, on the related Transfer Date, or within the period following the related Transfer Date that is prescribed by FHA Regulations, the Trust Depositor (or an Affiliate of the Trust Depositor or the related Servicer, on its behalf) shall complete all forms and take such other actions as may be required by FHA in connection with the transfer of the FHA Mortgage Loans to the Trustee, naming the Trustee as mortgagee of record, and shall provide such notices to FHA in connection therewith as required under FHA Regulations, and shall provide evidence reasonably satisfactory to the Trustee that such notices have provided as so required.

Section 2.02 Acceptance of Trust Fund by Trustee; Review of Documentation for Trust Fund. The Trustee, by execution and delivery hereof, acknowledges receipt (by the Custodian) of the Custodial Files pertaining to the Initial Mortgage Loans listed on the Mortgage Loan Schedule, subject to any defects or exceptions noted in the certification given pursuant to the Custodial Agreement and further subject to the Custodian’s review thereof as specified therein. The Trustee, by execution and delivery of any Transfer Supplement, acknowledges receipt (by the Custodian) of the Custodial Files pertaining to the Subsequent Mortgage Loans listed on the schedule attached to such Transfer Supplement, subject to any defects or exceptions noted in the certification given pursuant to the Custodial Agreement and further subject to the Custodian’s review thereof as specified therein.

Nothing in this Agreement shall be construed to constitute an assumption by the Trust Fund, the Trustee or the Holder of any unsatisfied duty, claim or other liability on any Mortgage Loan or to any Mortgagor.

Section 2.03 Transfers of Mortgage Loans. The Holder may direct the Trustee to sell or transfer any Mortgage Loan to another Person in accordance with the written instructions of the Holder. On the second Business Day immediately following the date on which any such transfer occurs, the Trustee shall distribute the proceeds of such sale or transfer to the Holder. In the event that the Holder has instructed the Trustee to transfer all of the Mortgage Loans in the Trust Fund to another Person, the Holder shall return the Beneficial Interest Certificate to the Trustee for cancellation. Any sales or transfers of FHA Mortgage Loans shall be made in accordance with FHA Regulations. The Holder shall cause the Servicer to notify HUD using the form of transfer provided to the Servicer by the Holder within 15 calendar days of such transfer in accordance with 24 C.F.R. § 203.431 of the FHA Regulations.

Section 2.04 Granting Clause. It is intended that the conveyance of the Trust Depositor’s right, title and interest in and to property constituting the Trust Fund pursuant to this Agreement and any Transfer Supplement shall constitute, and shall be construed as, a sale of such property and not a grant of a security interest to secure a loan. However, if such conveyance is deemed to be in respect of a loan, it is intended that: (1) the rights and obligations of the parties shall be established pursuant to the terms of this Agreement and each Transfer Supplement; (2) the Trust Depositor hereby grants to the Trustee for the benefit of the Holder of the Beneficial Interest Certificate a first priority security interest in all of the Trust Depositor’s right, title and interest in, to and under, whether now owned or hereafter acquired, the Trust Fund and all proceeds of any and all property constituting the Trust Fund to secure payment of the Beneficial Interest Certificate; and (3) this Agreement shall constitute a security agreement under applicable law. If the trust created by this Agreement terminates prior to the satisfaction of the claims of any Person holding the Beneficial Interest Certificate, the security interest created hereby shall continue in full force and effect and the Trustee shall be deemed to be the collateral agent for the benefit of such Person, and all proceeds shall be distributed as herein provided.

Section 2.05 No Recourse to Trust Depositor. The Trust Depositor shall be liable in accordance with this Agreement only to the extent of the obligations specifically imposed by this Agreement.

ARTICLE III

THE BENEFICIAL INTEREST CERTIFICATE

Section 3.01 The Beneficial Interest Certificate. (a) The Beneficial Interest Certificate shall be issuable in registered form only and shall constitute securities governed by Article 8 of the New York Uniform Commercial Code. The Beneficial Interest Certificate shall be issued and maintained as a single Certificate in definitive, fully registered form.

(b) Subject to Section 6.02 respecting the final distribution on the Beneficial Interest Certificates, on each Distribution Date the Trustee shall make distributions to the Holder of record on the preceding Record Date by wire transfer in immediately available funds, as provided in Section 4.03.

(c) The Beneficial Interest Certificate shall be executed by manual or facsimile signature on behalf of the Trustee by an Authorized Officer. The Beneficial Interest Certificate shall, on original issue, be authenticated by the Trustee upon the order of the Trust Depositor upon receipt by the Custodian of the Custodial Files. The Beneficial Interest Certificate shall not be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on the Beneficial Interest Certificate a certificate of authentication substantially in the form provided for herein, executed by an Authorized Officer of the Trustee or the Authenticating Agent, if any, by manual signature, and such certification upon the Beneficial Interest Certificate shall be conclusive evidence, and the only evidence, that the Beneficial Interest Certificate has been duly authenticated and delivered hereunder. The Beneficial Interest Certificate shall be dated the date of its authentication. At any time and from time to time after the execution and delivery of this Agreement, the Trust Depositor may deliver the Beneficial Interest Certificate executed by the Trustee to the Authenticating Agent (to the extent the Authenticating Agent is not the Trustee) for authentication and the Trustee or the Authenticating Agent shall authenticate and deliver the Beneficial Interest Certificate as provided in this Agreement and not otherwise.

Section 3.02 Registration. The Trustee is hereby appointed, and hereby accepts its appointment as, certificate registrar (the “Certificate Registrar”) in respect of the Beneficial Interest Certificate and shall maintain books for the registration and for the transfer of the Beneficial Interest Certificate (the “Certificate Register”). The Trustee may appoint a bank or trust company to act as Certificate Registrar. A registration book shall be maintained for the Beneficial Interest Certificate. The Certificate Registrar may resign or be discharged or removed and a new successor may be appointed in accordance with the procedures and requirements set forth in Sections 5.05 and 5.06 hereof with respect to the resignation, discharge or removal of the Trustee and the appointment of a successor Trustee. The Certificate Registrar may appoint, by a written instrument delivered to the Holder, any bank or trust company to act as co-registrar under such conditions as the Certificate Registrar may prescribe; provided, however, that the Certificate Registrar shall not be relieved of any of its duties or responsibilities hereunder by reason of such appointment.

Section 3.03 Transfer and Exchange of Beneficial Interest Certificate. (a) The Beneficial Interest Certificate may be transferred by the Holder thereof only upon presentation and surrender of the Beneficial Interest Certificate at the office of the Certificate Registrar duly endorsed or accompanied by an assignment duly executed by such Holder or his duly authorized attorney in such form as shall be satisfactory to the Certificate Registrar. Upon the transfer of the Beneficial Interest Certificate in accordance with the preceding sentence, the Trustee shall execute, and the Trustee or any Authenticating Agent shall authenticate and deliver to the transferee, a new Beneficial Interest Certificate evidencing a 100% Percentage Interest as the Beneficial Interest Certificate being transferred. No service charge shall be made to the Holder for any registration of transfer of the Beneficial Interest Certificate, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any registration of transfer of the Beneficial Interest Certificate.

(b) The Beneficial Interest Certificate may be exchanged by the Holder thereof for a new Beneficial Interest Certificate evidencing a 100% Percentage Interest in the Beneficial Interest Certificate upon surrender of the Beneficial Interest Certificate to be exchanged at the office of the Certificate Registrar duly endorsed or accompanied by a written instrument of transfer duly executed by such Holder or his duly authorized attorney in such form as is satisfactory to the Certificate Registrar. The Beneficial Interest Certificate delivered upon any such exchange will evidence the same obligations, and will be entitled to the same rights and privileges, as the Beneficial Interest Certificate surrendered. No service charge shall be made to the Holder for any exchange of the Beneficial Interest Certificate, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any exchange of the Beneficial Interest Certificate. Whenever the Beneficial Interest Certificate is so surrendered for exchange, the Trustee shall execute, and the Trustee or the Authenticating Agent shall authenticate, date and deliver the Beneficial Interest Certificate which the Holder making the exchange is entitled to receive.

(c) By acceptance of the Beneficial Interest Certificate, whether upon original issuance or subsequent transfer, the Holder of the Beneficial Interest Certificate acknowledges the restrictions on the transfer of the Beneficial Interest Certificate set forth thereon and agrees that it will transfer the Beneficial Interest Certificate only as provided herein.

Each Prospective Holder of the Beneficial Interest Certificate other than the Trust Depositor or an Affiliate thereof shall represent and warrant in writing, in substantially the form set forth in Exhibit B to the Trustee and the Certificate Registrar and any of their respective successors that:

(i) Such Person is duly authorized to purchase the Beneficial Interest Certificate and its purchase of investments having the characteristics of the Beneficial Interest Certificate is authorized under, and not directly or indirectly in contravention of, any law, charter, trust instrument or other operative document, investment guidelines or list of permissible or impermissible investments that is applicable to the investor; and

(ii) Such Person understands that the holder of the Beneficial Interest Certificate, by virtue of its acceptance thereof, assents to the terms, provisions and conditions of this Agreement.

(d) Each Prospective Holder of the Beneficial Interest Certificate other than the Trust Depositor or any of its Affiliates shall represent and warrant in writing, in substantially the form set forth in Exhibit B, to the Trustee and the Certificate Registrar and any of their respective successors that:

(i) Such Person is either (A) a QIB as defined in Rule 144A (“Rule 144A”) under the Securities Act and is aware that the seller of the Beneficial Interest Certificate may be relying on the exemption from the registration requirements of the Securities Act provided by Rule 144A and is acquiring the Beneficial Interest Certificate for its own account or for the account of one or more QIBs for whom it is authorized to act or (B) the Trust Depositor or an affiliate (as defined in Rule 405 under the Securities Act) of the Trust Depositor;

(ii) It understands that the Beneficial Interest Certificate has not been registered under the Securities Act, and that, if in the future it decides to offer, resell, pledge or otherwise transfer the Beneficial Interest Certificate, the Beneficial Interest Certificate may be offered, resold, pledged or otherwise transferred only to a person that is either (A) a QIB that is purchasing the Beneficial Interest Certificate for its own account or for the account of a QIB to which notice is given that the transfer is being made in reliance on Rule 144A or (B) the Trust Depositor or an Affiliate of the Trust Depositor;

(iii) Such Person is a qualified purchaser within the meaning of Section 2(a)(51) of the Investment Company Act, and that, if in the future it decides to offer, resell, pledge or otherwise transfer the Beneficial Interest Certificate, the Beneficial Interest Certificate may be offered, resold, pledged or otherwise transferred only to a Person which is a qualified purchaser within the meaning of Section 2(a)(51) of the Investment Company Act in compliance with the requirements of this Agreement; and it will notify such transferee of the transfer restrictions specified in this Section 3.03;

(iv) It is not an employee benefit plan or other retirement arrangement subject to Section 406 of ERISA, or Section 4975 of the Code, or a person acting for, on behalf of or with the assets of any such plan or arrangement; and

(v) It is a U.S. Person.

(e) No transfer of the Beneficial Interest Certificate shall be made to any Person unless the Trustee has received a certificate substantially in the form of Exhibit B hereto from such transferee. The preparation and delivery of the certificate referred to above shall not be an expense of the Trust Fund, the Trustee or the Trust Depositor. Notwithstanding the foregoing, no certificate shall be required for the initial issuance of the Beneficial Interest Certificate, the authentication by the Trustee or the delivery to the Trust Depositor or any subsequent transfer to an Affiliate of the Trust Depositor.

(f) As a condition of the registration of transfer or exchange of the Beneficial Interest Certificate, the Certificate Registrar may require the certified taxpayer identification number of the owner of the Beneficial Interest Certificate and the payment of a sum sufficient to cover any tax or other governmental charge imposed in connection therewith; provided, however, that the Certificate Registrar shall have no obligation to require such payment or to determine whether or not any such tax or charge may be applicable. No service charge shall be made to the Holder for any registration, transfer or exchange of the Beneficial Interest Certificate.

(g) Notwithstanding the foregoing, a transferee of the Beneficial Interest Certificate need not deliver a certification substantially in the form of Exhibit B if the Trust Depositor waives such requirement and an Authorized Officer of the Trust Depositor delivers written instruction to the Trustee to waive such requirement.

Section 3.04 Cancellation of the Beneficial Interest Certificate. Any Beneficial Interest Certificate surrendered for registration of transfer or exchange shall be cancelled and retained in accordance with normal retention policies with respect to cancelled securities maintained by the Trustee or the Certificate Registrar.

Section 3.05 Replacement of the Beneficial Interest Certificate. If (i) the Beneficial Interest Certificate is mutilated and is surrendered to the Trustee or any Authenticating Agent or (ii) the Trustee or any Authenticating Agent receives evidence to its satisfaction of the destruction, loss or theft of the Beneficial Interest Certificate, and there is delivered to the Trustee or the Authenticating Agent such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Trust Depositor and any Authenticating Agent that such destroyed, lost or stolen Beneficial Interest Certificate has been acquired by a bona fide purchaser, the Trustee shall execute and the Trustee or any Authenticating Agent shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Beneficial Interest Certificate, a new Beneficial Interest Certificate of like tenor and Percentage Interest. Upon the issuance of any new Beneficial Interest Certificate under this Section 3.05, the Trustee and Authenticating Agent may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee or the Authenticating Agent) connected therewith. Any replacement Beneficial Interest Certificate issued pursuant to this Section 3.05 shall constitute complete and indefeasible evidence of entitlement to amounts in respect of the Mortgage Loans, as if originally issued, whether or not the lost, stolen or destroyed Beneficial Interest Certificate shall be found at any time.

Section 3.06 Persons Deemed Owners. The Trust Depositor, the Trustee, the Certificate Registrar and any agent of any of them may treat the Person in whose name any Beneficial Interest Certificate is registered upon the Certificate Register as the owner of such Beneficial Interest Certificate for all purposes whatsoever, and neither the Trust Depositor, the Trustee, the Certificate Registrar nor any agent of any of them shall be affected by notice to the contrary.

ARTICLE IV

ADMINISTRATION OF THE TRUST FUND

Section 4.01 Beneficial Interest Account. (a) On or before the Initial Transfer Date, the Trustee shall open and shall thereafter maintain an account held in trust (the “Beneficial Interest Account”) in the name of “[NAME OF TRUST]”. The Beneficial Interest Account shall relate solely to the Beneficial Interest Certificates issued by the Trustee hereunder, and funds in such Beneficial Interest Account shall not be commingled with any other monies.

(b) The Beneficial Interest Account shall be an Eligible Account. If an existing Beneficial Interest Account ceases to be an Eligible Account, the Trustee shall establish a new Beneficial Interest Account that is an Eligible Account within 30 days and transfer all funds on deposit in such existing Beneficial Interest Account into such new Beneficial Interest Account.

(c) The Trustee shall take such actions as are necessary to cause the depository institution holding the Beneficial Interest Account to hold such account in the name of the Trust Fund under this Agreement.

(d) Immediately upon receipt, the Trustee shall deposit or cause to be deposited in the Beneficial Interest Account all amounts remitted to it by the Servicers in respect of the Mortgage Loans. Funds in the Beneficial Interest Account may be invested in Eligible Investments (as directed in writing by the Trust Depositor) which shall mature not later than the Business Day prior to the applicable Distribution Date and any such Eligible Investment shall not be sold or disposed of prior to its maturity. All such Eligible Investments shall be made in the name of the Trustee (in its capacity as such) or its nominee. In the absence of written instructions from the Trust Depositor (which may be in the form of standing instructions), funds in the Beneficial Interest Account shall not be invested. All income and gain realized from any such investment shall be for the benefit of the Trust Depositor and shall be subject to its withdrawal or order from time to time and shall not be part of the Trust Fund. The amount of any losses incurred in respect of any such investments shall be deposited in the Beneficial Interest Account by the Trust Depositor out of its own funds, without any right of reimbursement therefor, immediately as realized. The Trustee has no duty with respect to and shall not be held liable by reason of any insufficiency in the Beneficial Interest Account resulting from any investment loss on any investment included therein. If the Trust Depositor or the Servicer instructs the Trustee to deposit in the Beneficial Interest Account any amount not required to be deposited therein, the Trustee may at any time withdraw such amount from the Beneficial Interest Account in accordance with Section 4.02.

(e) In the event that the Trust Depositor receives any amounts from a Servicer relating to a Mortgage Loan and such amounts constitute part of the Trust Fund, the Trust Depositor shall immediately notify the Trustee and transfer (or cause the transfer of) such amounts to the Beneficial Interest Account by wire transfer of immediately available funds.

(f) Amounts held by the Trustee for future distribution to the Holder, including, without limitation, amounts in the Beneficial Interest Account, shall not be distributed except in accordance with the terms of this Agreement.

Section 4.02 Application of Funds in the Beneficial Interest Account. The Trustee shall make, or cause to be made, immediately upon the deposit of any amounts received from a Servicer into the Beneficial Interest Account, and based solely on the information provided in the related Monthly Remittance Report prepared by the Servicer, withdrawals from the Beneficial Interest Account for the following purposes, in the following order of priority:

(i) to withdraw funds deposited in error in the Beneficial Interest Account, including reimbursing the Servicer for any amounts of Servicing Fee or Servicing Advances (as defined in the applicable Servicing Agreement) or expenses of the Servicer as are due thereto from the Trust Fund pursuant to this Agreement or the applicable Servicing Agreement and have not been retained by or paid to such Servicer, to the extent provided in the applicable Servicing Agreement;

(ii) to pay to itself the Trustee Fee for each Distribution Date and any unpaid Trustee Fees for prior Distribution Dates;

(iii) to reimburse itself for expenses incurred by and recoverable by or reimbursable to it pursuant to this Agreement, the Custodial Agreement or the Servicing Agreement, to the extent expressly permitted thereunder; and

(iv) to pay any amounts remaining in the Beneficial Interest Account to the Holder as provided in Section 4.03.

Section 4.03 Flow of Funds. On each Distribution Date, the Trustee shall, to the extent of funds on deposit therein, based solely on the information provided in the related Monthly Remittance Report prepared by the Servicer, withdraw all amounts from the Beneficial Interest Account (less any amounts required to be retained therefrom pursuant to Section 4.02(i) through (iii) herein for such Distribution Date), and shall remit such amounts to the Holder.

Section 4.04 Reports to Holder. (a) To the extent the Trustee receives the Monthly Remittance Report from the Servicer not later than 2:00 p.m. New York City time on the Servicer Remittance Date, the Trustee shall deliver or cause to be delivered on the related Distribution Date such Monthly Remittance Report to the Trust Depositor and the Holder.

(b) The Trustee shall make the information set forth in (a) above available each month to the Holder and the parties to this Agreement via the Trustee’s internet website initially located at www.usbank.com/abs. Such website shall be password-protected and viewing access shall be limited to Persons with a password. Such password shall be provided upon request only to the Holder and to each of the Servicer and the Trust Depositor.

(c) In addition, the Trustee shall provide such information by mail (i) to the Servicer and (ii) to the Holder, if requested.

ARTICLE V

CONCERNING THE TRUSTEE; EVENTS OF DEFAULT

Section 5.01 Duties of Trustee.

(a) If a Servicer Event of Default of which a Responsible Officer of the Trustee has actual knowledge has occurred and is continuing, the Trustee shall exercise the rights and powers vested in it by this Agreement and the related Servicing Agreement and use the same degree of care and skill in its exercise as a prudent person would exercise or use under the circumstances in the conduct of such person’s own affairs.

(b) Except during the continuance of a Servicer Event of Default:

(i) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Agreement and the related Servicing Agreement and shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement or the related Servicing Agreement and no implied covenants or obligations shall be read into this Agreement and the related Servicing Agreement against the Trustee; and

(ii) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the statements or opinions expressed therein, upon certificates or opinions furnished to the Trustee and on their face conforming to the requirements of this Agreement or the related Servicing Agreement; however, the Trustee shall examine the certificates and opinions to determine whether or not they conform on their face to the requirements of this Agreement or the related Servicing Agreement, as applicable.

(c) The Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

(i) this paragraph does not limit the effect of paragraph (b) of this Section;

(ii) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer unless it is proved that the Trustee was negligent in ascertaining the pertinent facts; and

(iii) the Trustee shall not be required to take notice or be deemed to have notice or knowledge of any default or Servicer Event of Default unless a Responsible Officer of the Trustee obtains actual knowledge or written notice of such default or Servicer Event of Default. In the absence of such actual knowledge or notice, the Trustee may conclusively assume that there is no default or Servicer Event of Default.

(d) Every provision of this Agreement that in any way relates to the Trustee is subject to paragraphs (a), (b), (c) and (f) of this Section.

(e) The Trustee shall not be liable for indebtedness evidenced by or arising under any of the Basic Documents, including principal of or interest on the Beneficial Interest Certificate, or interest on any money received by it except as the Trustee may agree in writing.

(f) No provision of this Agreement shall require the Trustee to expend, advance or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers, if it shall have reasonable grounds to believe that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it provided, however, that the Trustee shall not refuse or fail to perform any of its duties hereunder solely as a result of nonpayment of its normal fees and expenses.

(g) Every provision of this Agreement or any Basic Document relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section and Section 5.02.

(h) The Trustee shall execute and deliver this Agreement, each Servicing Agreement, if applicable, and such other documents and instruments as shall be necessary or appropriate in accordance with its duties and obligations hereunder.

Section 5.02 Certain Matters Affecting the Trustee.

The Trustee, and any director, officer, employee or agent of the Trustee may rely in good faith on any document of any kind which, prima facie, is properly executed and submitted by any appropriate Person respecting any matters arising hereunder. The Trustee may rely on any document believed by it to be genuine and to have been signed or presented by the proper person. The Trustee need not investigate any fact or matter stated in the document.

(a) Before the Trustee acts or refrains from acting, it may require an Officer’s Certificate or an Opinion of Counsel, which shall not be at the expense of the Trustee. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on an Officer’s Certificate or Opinion of Counsel. The right of the Trustee to perform any discretionary act enumerated in this Agreement or in any Basic Document shall not be construed as a duty and the Trustee shall not be answerable for other than its negligence or willful misconduct in the performance of such act.

(b) The Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or a custodian or nominee.

(c) The Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers; provided that the Trustee’s conduct does not constitute willful misconduct, negligence or bad faith.

(d) The Trustee may consult with counsel, and any advice or Opinion of Counsel with respect to legal matters relating to this Agreement, any Basic Document and the Beneficial Interest Certificate shall be full and complete authorization and protection from liability in respect to any action taken, omitted or suffered by it hereunder in good faith and in accordance with any advice or Opinion of Counsel of such counsel.

(e) In the event that the Trustee is also acting as Certificate Registrar hereunder or under any Basic Document, the rights and protections afforded to the Trustee pursuant to this Article V shall be afforded to such Certificate Registrar.

(f) The Trustee shall at all times maintain its status as an FHA Approved Mortgagee, and shall, at its own expense, maintain compliance with all FHA Regulations that are pertinent to maintaining its status as an FHA Approved Mortgagee and holding of the FHA Mortgage Loans.

Section 5.03 Trustee’s Disclaimer. The Trustee shall not be responsible for and makes no representation as to the validity or adequacy of any of the Basic Documents, the assets of the Trust Fund or of the Beneficial Interest Certificate; it shall not be accountable for the Trust Depositor’s use of the proceeds from the Beneficial Interest Certificate, and it shall not be responsible for any statement of the Trust Depositor in this Agreement, any other Basic Documents or in any document issued in connection with the sale of the Beneficial Interest

Certificate or in the Beneficial Interest Certificate other than the Trustee’s certificate of authentication.

Section 5.04 Trustee May Own Certificates. The Trustee in its individual or any other capacity may become the owner or pledgee of the Beneficial Interest Certificate with the same rights as it would have if it were not the Trustee.

Section 5.05 Compensation and Indemnity.

The Trustee shall be entitled, as compensation for its services as trustee, to the Trustee Fee as provided herein. The Trustee’s compensation shall not be limited by any law on compensation of a trustee of an express trust. The Trustee shall be reimbursed subject to Section 5.10 hereof from the Trust Fund, as provided in this Agreement, for all reasonable expenses incurred or made by it under this Agreement, including costs of collection, in addition to the compensation for its services (as provided in this Agreement). Such expenses shall include the reasonable compensation and expenses, disbursements and advances of the Trustee’s agents, counsel, accountants and experts.

The Trust Fund shall indemnify the Trustee and the Trustee’s employees, directors and agents, as provided in this Agreement, against any and all claim, loss, liability or expense (including attorneys’ fees) incurred by it in connection with the administration of this Trust Fund and the performance of its duties hereunder or under any Basic Document (to the extent not previously reimbursed above), including, without limitation, being the mortgagee of record with respect to the Mortgage Loans. The Trustee shall notify the Trust Depositor and the Holder promptly of any claim for which it may seek indemnity. Failure by the Trustee to so notify the Trust Depositor or the Holder shall not relieve the Trust Fund of its obligations hereunder. The Trustee may have separate counsel and the fees and expenses of such counsel shall be paid from the Trust Fund. The Trust Fund shall not be required to reimburse any expense or indemnify against any loss, liability or expense incurred by the Trustee through the Trustee’s own willful misconduct, negligence or bad faith.

The Trustee’s rights pursuant to this Section shall survive the discharge of this Agreement, payment of the Beneficial Interest Certificate and resignation or removal of the Trustee.

Section 5.06 Replacement of Trustee.

No resignation or removal of the Trustee and no appointment of a successor Trustee shall become effective until the acceptance of appointment by the successor Trustee pursuant to this Section. The Trustee may resign at any time by giving 45 days’ written notice thereof to the Trust Depositor and the Holder. The Trust Depositor shall remove the Trustee if:

(i)	the Trustee fails to comply with Section 5.09;

(ii)	the Trustee is adjudged bankrupt or insolvent;

(iii)	a receiver or other public officer takes charge of the Trustee or its property; or

(iv)	the Trustee otherwise becomes incapable of acting.

If the Trustee resigns or is removed or if a vacancy exists in the office of the Trustee for any reason (the Trustee in such event being referred to herein as the retiring Trustee), the Trust Depositor shall promptly appoint a successor Trustee that satisfies the eligibility requirements of Section 5.09, and is acceptable to the Holder.

The resigning or removed Trustee agrees to cooperate with any successor trustee in effecting the termination of the resigning or removed Trustee’s responsibilities and rights hereunder and shall promptly provide such successor trustee all documents and records reasonably requested by it to enable it to assume the Trustee’s functions hereunder.

A successor trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Trust Depositor. Thereupon the resignation or removal of the retiring Trustee shall become effective, and the successor trustee shall have all the rights, powers and duties of the Trustee under this Agreement. The successor trustee shall mail a notice of its succession to the Holder. The retiring Trustee shall promptly transfer all property held by it as Trustee to the successor trustee.

If a successor trustee does not take office within 30 days after the retiring Trustee resigns or is removed, the retiring Trustee, the Trust Depositor or the Holder may petition any court of competent jurisdiction for the appointment of a successor trustee.

If the Trustee fails to comply with Section 5.09, the Holder may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor trustee.

The Trustee shall not be relieved of its obligation to pay FHA mortgage insurance premiums with respect to the FHA Mortgage Loans until the notice required by 24 C.F.R. § 203.431 of the FHA Regulations, identifying the successor trustee as the mortgagee of record, has been received by HUD. Pursuant to the terms of the related Servicing Agreement, the related Servicer shall make all required payments of mortgage insurance premiums to HUD on behalf of the Trustee.

Section 5.07 Successor Trustee by Merger.

If the Trustee consolidates with, merges or converts into, or transfers all or substantially all its corporate trust business or assets to, another corporation or banking association, the resulting, surviving or transferee corporation without any further act shall be the successor trustee; provided that such corporation or banking association shall be otherwise qualified and eligible under Section 5.09.

If at the time such successor or successors by merger, conversion or consolidation to the Trustee shall succeed to the trusts created by this Agreement, the Beneficial Interest Certificate shall have been authenticated but not delivered, any such successor trustee may adopt the certificate of authentication of any predecessor trustee and deliver such Beneficial Interest Certificate so authenticated; and in the event that the Beneficial Interest Certificate shall not have been authenticated, any successor trustee may authenticate such Beneficial Interest Certificate either in the name of any predecessor hereunder or in its own name; and in all such cases such certificates shall have the full force which it is anywhere in the Beneficial Interest Certificate or in this Agreement provided that the certificate of the Trustee shall have.

Section 5.08 Appointment of Co-Trustee, Separate Trustee.

(a) Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirement of any jurisdiction in which any part of the Trust Fund may at the time be located, the Trustee shall have the power and may execute and deliver all instruments to appoint one or more Persons to act as a co-trustee or co-trustees, or separate trustee or separate trustees, of all or any part of the Trust Fund and to vest in such Person or Persons, in such capacity and for the benefit of the Holder, such title to the Trust Fund, or any part hereof, and, subject to the other provisions of this Section, such powers, duties, obligations, rights and trusts as the Trustee may consider necessary or desirable. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 5.09 and no notice to the Holder of the appointment of any co-trustee or separate trustee shall be required under Section 5.06 hereof.

(b) Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

(i) all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Trustee;

(ii) no trustee hereunder shall be personally liable by reason of any act or omission of any other trustee hereunder; and

(iii) the Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee.

(c) Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article V. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee.

(d) Any separate trustee or co-trustee may at any time constitute the Trustee, its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

Section 5.09 Eligibility; Disqualification. The Trustee (or any Affiliate of the Trustee, in the case of (iv) below) shall at all times (i) have a combined capital and surplus of at least $100,000,000 as set forth in its most recent published annual report of condition, (ii) have a long term deposit rating of at least A or the equivalent by each Rating Agency, (iii) not be an Affiliate of the Trust Depositor or any Servicer, (iv) be an FHA Approved Mortgagee and be qualified to own and hold VA Mortgage Loans, (v) be in compliance with all applicable Regulations, (vi) be a national banking association organized and doing business under the laws of the United States, (vii) be authorized to exercise corporate trust powers, and (viii) be subject to supervision or examination by a federal authority. In case at any time the Trustee shall cease to be eligible in accordance with provisions of this Section, the Trustee shall resign immediately in the manner and with the effect specified in Section 5.06.

Section 5.10 Fees and Expenses. On each Distribution Date, the Trustee shall be entitled to withdraw from the Beneficial Interest Account, pursuant to Section 4.02(ii) hereof, the Trustee Fee. In addition, the Trustee is entitled to reimbursement from the Beneficial Interest Account, in accordance with Section 4.02(iii) of this Agreement, for all reasonable expenses or disbursements incurred or made by the Trustee in accordance with any provisions of this Agreement (including the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ, and the expenses incurred by the Trustee or any co-trustee in connection with the appointment of an office or agency pursuant to Section 5.08 hereof) except any such expense, disbursement or advance as may arise from its negligence, bad faith or willful misconduct; provided, however, the Trustee’s reimbursable fees and expenses may not exceed $100,000 during any Anniversary Year. In the event that the Trustee incurs reimbursable fees and expenses in excess of $100,000, it may seek reimbursement for such amounts in subsequent Anniversary Years, but in no event shall more than $100,000 be reimbursed to the Trustee per Anniversary Year.

Section 5.11 Representations and Warranties of the Trustee. The Trustee hereby represents and warrants that:

(a) the Trustee is duly organized and validly existing as a national banking association in good standing under the laws of the United States with power and authority to own its properties and to conduct its business as such properties are currently owned and such business is presently conducted;

(b) the Trustee has the power and authority to execute and deliver this Agreement and to carry out its terms; and the execution, delivery and performance of this Agreement have been duly authorized by the Trustee by all necessary corporate action;

(c) the consummation of the transactions contemplated by this Agreement and the fulfillment of the terms hereof do not conflict with, result in any breach of any of the terms and provisions of, or constitute (with or without notice or lapse of time) a default under the articles of organization or bylaws of the Trustee or any agreement or other instrument to which the Trustee is a party or by which it is bound;

(d) to the Trustee’s best knowledge, there are no proceedings or investigations pending or threatened before any court, regulatory body, administrative agency or other governmental instrumentality having jurisdiction over the Trustee or its properties: (i) asserting the invalidity of this Agreement, (ii) seeking to prevent the consummation of any of the transactions contemplated by this Agreement or (iii) seeking any determination or ruling that might materially and adversely affect the performance by the Trustee of its obligations under, or the validity or enforceability of, this Agreement;

(e) the Trustee is an FHA Approved Mortgagee and is qualified to own and hold VA Mortgage Loans, shall at all times maintain such status, and shall, at its own expense, maintain compliance with all applicable Regulations; and

(f) this Agreement has been duly executed and delivered by the Trustee and constitutes a valid, legal and binding obligation of the Trustee, enforceable against it in accordance with the terms hereof, except as the enforcement hereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally and by general principles of equity (whether considered in a proceeding or action in equity or at law).

ARTICLE VI

PURCHASE OF THE TRUST FUND

AND TERMINATION OF THIS AGREEMENT

Section 6.01 Termination of Trust Agreement Upon Repurchase or Liquidation of All Mortgage Loans. (a) The obligations and responsibilities of the Trustee created hereby shall terminate upon the earlier to occur of: (i) the final payment or other liquidation of the last Mortgage Loan remaining in the Trust Fund and the disposition of all Mortgage Loan Collateral and (ii) the delivery of the Beneficial Interest Certificate to the Trustee by the Holder of the Beneficial Interest Certificate in accordance with subsection (b) below; provided, however, that in the event the Trust Fund contains no Mortgage Loans, until the one-year anniversary after the Initial Transfer Date, the Trust Fund shall not be terminated except at the direction of the Trust Depositor and provided further, however, that in no event shall the trust arrangement created hereby continue beyond the expiration of 21 years from the death of the last survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the Court of St. James’s, living on the date hereof.

(b) Upon the presentation of the Beneficial Interest Certificate, the Trustee shall transfer the Mortgage Loans, the Mortgage Loan Collateral to the designee of the Holder of the Beneficial Interest Certificate.

Section 6.02 Procedure Upon Termination of Trust Agreement. (a) Notice of any termination of the Trust Fund, specifying the Distribution Date on which the Holder may surrender the Beneficial Interest Certificate for payment of the final distribution and cancellation, shall be given promptly by the Trustee by letter to the Holder mailed not earlier than the [            ] day and no later than the [            ] day of the month immediately preceding the month of such final distribution. Any such notice shall specify (a) the Distribution Date upon which final distribution on the Beneficial Interest Certificates will be made upon presentation and surrender of Beneficial Interest Certificates at the office therein designated, (b) the amount of such final distribution, (c) the location of the office or agency at which such presentation and surrender must be made, and (d) that the Record Date otherwise applicable to such Distribution Date is not applicable, distributions being made only upon presentation and surrender of the Certificates at the office therein specified.

(b) In the event that the Holder does not surrender the Beneficial Interest Certificate for cancellation within three months after the time specified in the above-mentioned written notice, the Trustee shall give a second written notice to the Holder to surrender the Beneficial Interest Certificate for cancellation and receive the final distribution with respect thereto. If within one year after the second notice the Beneficial Interest Certificate shall not have been surrendered for cancellation, the Trustee may take appropriate steps to contact the Holder concerning surrender of the Beneficial Interest Certificate, and the cost thereof shall be paid out of the amounts distributable to the Holder of the Beneficial Interest Certificate. If within two years after the second notice the Beneficial Interest Certificate shall not have been surrendered for cancellation, the Trustee shall, subject to applicable state law relating to escheatment, hold all amounts distributable to the Holder of the Beneficial Interest Certificate for the benefit of such Holder. No interest shall accrue on any amount held by the Trustee and not distributed to the Holder due to the Holder’s failure to surrender its Beneficial Interest Certificate for payment of the final distribution thereon in accordance with this Section 6.02.

(c) Any reasonable expenses incurred by the Trustee in connection with any termination of this Agreement or liquidation of the Trust Fund shall be paid in accordance with Section 5.10.

(d) Any transfers of FHA Mortgage Loans made pursuant to this Section 6.02 shall be made at the direction of the Trust Depositor in accordance with FHA Regulations to an FHA Approved Mortgagee within one year of the termination of the Trust Fund.

ARTICLE VII

RIGHTS OF THE BENEFICIAL INTEREST CERTIFICATEHOLDER

Section 7.01 Limitation on Rights of the Holder. (a) The death or incapacity of the Holder shall not operate to terminate this Agreement, nor entitle the Holder’s legal representatives or heirs to claim an accounting or take any action or proceeding in any court for a partition or winding up of the Trust Fund, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them. Except as otherwise expressly provided herein, the Holder, solely by virtue of its status as the Holder, shall not have any right to vote or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Beneficial Interest Certificate, be construed so as to constitute the Holder from time to time as partners or members of an association, nor shall the Holder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

(b) The Holder, solely by virtue of its status as Holder, shall not have any right by virtue or by availing of any provision of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of a Servicer Event of Default and of the continuance thereof, as hereinbefore provided, and unless also the Holder shall have made written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the cost, expenses and liabilities to be incurred therein or thereby, and the Trustee, for twenty days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding and no direction inconsistent with such written request has been given such Trustee during such twenty-day period by the Holder; it being understood and intended, and being expressly covenanted by the Holder and the Trustee, that the Holder of the Beneficial Interest Certificate shall not have any right in any manner whatever by virtue or by availing of any provision of this Agreement to enforce any right under this Agreement, except in the manner herein provided. For the protection and enforcement of the provisions of this Section, the Holder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

Section 7.02 Acts of the Holder of the Beneficial Interest Certificate. (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Agreement to be given or taken by the Holder of the Beneficial Interest Certificate may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by the Holder of the Beneficial Interest Certificate in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee. Such instrument or instruments (as the action embodies therein and evidenced thereby) are herein sometimes referred to as an “Act” of the Holder signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agents shall be sufficient for any purpose of this Agreement and conclusive in favor of the Trustee.

(b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by the certificate of any notary public or other officer authorized by law to take acknowledgments or deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Whenever such execution is by an officer of a corporation or a member of a partnership on behalf of such corporation or partnership, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the individual executing the same, may also be proved in any other manner which the Trustee deems sufficient.

(c) The ownership of the Beneficial Interest Certificate (whether or not such Beneficial Interest Certificate shall be overdue and notwithstanding any notation of ownership or other writing thereon made by anyone other than the Trustee) shall be proved by the Certificate Register, and neither the Trustee nor the Trust Depositor shall be affected by any notice to the contrary.

(d) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of the Beneficial Interest Certificate shall bind every future Holder of the same Beneficial Interest Certificate and the Holder of every Beneficial Interest Certificate issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Trustee in reliance thereon, whether or not notation of such action is made upon such Beneficial Interest Certificate.

ARTICLE VIII

ADMINISTRATION AND SERVICING OF MORTGAGE LOANS

Section 8.01 Servicing Agreement; Enforcement of Servicers’ Obligations. (a) Upon the occurrence of a Servicer Event of Default of which a Responsible Officer of the Trustee has actual knowledge (or if written notice is received by a Responsible Officer at the Corporate Trust Office), and, in accordance with the applicable Servicing Agreement, the Trustee shall notify the Holder and shall take such action as is specified in the related Servicing Agreement.

(b) If the Trustee acts as a successor servicer, it will not assume liability for the representations and warranties of such Servicer, if any, that it replaces.

(c) The parties acknowledge that there will be a transition period in order to effect the transfer of servicing to a successor servicer. To the extent that the costs and expenses of the Trustee related to any termination of a Servicer, appointment of a successor servicer or the transfer and assumption of servicing by the Trustee are not fully and timely reimbursed by the terminated Servicer, the Trustee shall be entitled to reimbursement of such costs and expenses from the Beneficial Interest Account.

(d) In no event shall the Trustee be responsible for monitoring, supervising or overseeing the obligations of the Servicer or of any subservicer under the applicable Servicing Agreement or under any subservicing agreement between the Servicer and such subservicer.

Section 8.02 Trustee To Retain Possession of Certain Documents. Until all amounts distributable in respect of the Beneficial Interest Certificate have been distributed in full, the Custodian on behalf of the Trustee and the Holder shall retain possession and custody of each Custodial File in accordance with and subject to the terms and conditions of this Agreement and the Custodial Agreement.

Section 8.03 Release of Custodial Files. (a) Upon becoming aware of the payment in full of any Mortgage Loan, or upon receipt by a Servicer of a notification that payment in full has been escrowed in a manner customary for such purposes for payment to the Holder, the related Servicer will immediately notify the Trustee and the Custodian by a certification (which certification shall include a statement to the effect that all amounts received in connection with such payment that are required to be deposited in the Beneficial Interest Account maintained by the Holder of the Beneficial Interest Certificate pursuant to Section 4.01 have been or will be so deposited) of a Servicing Officer and shall request the Custodian to deliver to related Servicer the related Custodial File. Upon receipt of such certification and request, the Custodian, on the Trustee’s behalf, shall promptly release the related Custodial File to the related Servicer and neither the Trustee nor the Custodian shall have any further responsibility with regard to such Custodial File. Upon any such payment in full, the Trustee authorizes the related Servicer to give, as agent for the Trustee, as mortgagee under the Mortgage that secured the Mortgage Loan, an instrument of satisfaction (or Assignment without recourse) regarding the Mortgaged Property subject to the Mortgage, which instrument of satisfaction or assignment, as the case may be, shall be delivered to the Person or Persons entitled thereto against receipt therefor of such payment. Any expenses incurred in connection with such instrument of satisfaction or assignment shall be chargeable to the Beneficial Interest Account.

(b) From time to time and as appropriate for the servicing, repossession or foreclosure of any Mortgage Loan, the Trustee (or the Custodian on its behalf) shall execute such documents as shall be prepared and furnished to the Trustee and the Custodian by a Servicer (in form reasonably acceptable to the Trustee) and as are necessary to the prosecution of any such proceedings. The Custodian on behalf of the Trustee, shall, upon request of a Servicer and delivery to the Trustee and the Custodian of a trust receipt signed by a related Servicing Officer substantially in the form of Exhibit [            ] to the Custodial Agreement, release the related Custodial File held in its possession or control to such Servicer and such trust receipt shall obligate the related Servicer to return the Custodial File to the Custodian) when the need therefor by the related Servicer no longer exists unless the Mortgage Loan shall be liquidated, in which case, upon receipt of a certificate of a Servicing Officer similar to that specified above, the trust receipt shall be released by the Custodian on behalf of the Trustee to the related Servicer.

Section 8.04 Powers of Attorney. If reasonably required, and requested in writing, by a Servicer, the Trustee and the Holder shall furnish such Servicer with the powers of attorney and other requested documents necessary or appropriate to enable the related Servicer to carry out its servicing and administrative duties under the related Servicing Agreement.

ARTICLE IX

TAX ADMINISTRATION

Section 9.01 Tax Administration. The Trust Depositor intends, and the Holder, by virtue of such Holder’s purchase or other acquisition of the Beneficial Interest Certificate agrees, that for federal income tax purposes, the Beneficial Interest Certificate represents the sole class of ownership interest in the Trust Fund and the entitlement to amounts in respect of the Mortgage Loans. The arrangement created pursuant to this Agreement shall not be treated as an entity separate from the Holder of the Beneficial Interest Certificate (a “disregarded entity”) and all items of income, gain, deduction, loss, and credit against tax (“Tax Items”) attributable to the arrangement created pursuant to this Agreement shall be treated as Tax Items of the Holder of the Beneficial Interest Certificate.

ARTICLE X

MISCELLANEOUS PROVISIONS

Section 10.01 Binding Nature of Agreement; Assignment. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

Section 10.02 Merger and Integration. Except as specifically stated otherwise herein, this Agreement sets forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings, written or oral, are superseded by this Agreement. This Agreement may not be modified, amended, waived or supplemented except as provided herein.

Section 10.03 Amendment. (a) This Agreement may be amended from time to time by the Trust Depositor and the Trustee with the consent of the Holder of the Beneficial Interest Certificate for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holder of the Beneficial Interest Certificate.

(b) It shall not be necessary for the consent of the Holder of the Beneficial Interest Certificate under this Section 10.03 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by the Holder shall be subject to such reasonable regulations as the Trustee may prescribe.

The Trustee may, but shall not be obligated to, enter into any such amendment that affects the Trustee’s own rights, duties, liabilities or immunities under this Agreement or otherwise.

Section 10.04 Governing Law; Consent To Jurisdiction; Waiver Of Jury Trial. (a) THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

(b) THE TRUST DEPOSITOR AND THE TRUSTEE HEREBY SUBMIT (TO THE EXTENT PERMITTED BY APPLICABLE LAW) TO THE NON-EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND THE UNITED STATES DISTRICT COURT LOCATED IN THE BOROUGH OF MANHATTAN IN NEW YORK CITY, SOLELY WITH RESPECT TO MATTERS ARISING UNDER THIS AGREEMENT, AND EACH WAIVES (TO THE EXTENT PERMITTED BY APPLICABLE LAW) PERSONAL SERVICE OF ANY AND ALL PROCESS UPON IT AND CONSENTS THAT ALL SUCH SERVICE OF PROCESS BE MADE BY REGISTERED MAIL DIRECTED TO THE ADDRESS SET FORTH IN SECTION 10.06 HEREOF AND SERVICE SO MADE SHALL BE DEEMED TO BE COMPLETED UPON RECEIPT THEREOF. THE

TRUST DEPOSITOR AND THE TRUSTEE EACH HEREBY WAIVES (TO THE EXTENT PERMITTED BY APPLICABLE LAW) ANY OBJECTION BASED ON FORUM NON CONVENIENS, AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY THE COURT. NOTHING IN THIS SECTION SHALL AFFECT THE RIGHT OF THE TRUST DEPOSITOR AND THE TRUSTEE TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR AFFECT THE RIGHT OF ANY SUCH PERSON TO BRING ANY ACTION OR PROCEEDING IN THE COURTS OF ANY OTHER JURISDICTION.

(c) THE TRUST DEPOSITOR AND THE TRUSTEE EACH HEREBY WAIVES (TO THE EXTENT PERMITTED BY APPLICABLE LAW) ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE ARISING OUT OF, CONNECTED WITH, RELATED TO, OR IN CONNECTION WITH THIS AGREEMENT. INSTEAD, ANY DISPUTE RESOLVED IN COURT WILL BE RESOLVED IN A BENCH TRIAL WITHOUT A JURY.

Section 10.05 Notices. (a) All communications and notices to the parties hereto shall be in writing and delivered as follows:

If to the Trustee, to:

[            ]

If to the Trust Depositor, at:

[NAME OF TRUST DEPOSITOR]

4425 Ponce de Leon Boulevard, 5th Floor

Coral Gables, Florida 33146

Attention: General Counsel

Telephone: [            ]

Facsimile: [            ]

E-Mail: [            ]

or at such other address as the party may designate by notice to the other parties hereto, which shall be effective when received.

(b) All notices, requests, demands and other communications which are required or permitted to be given under this Agreement shall be in writing and, if delivery cannot be otherwise demonstrated, shall be deemed to have been duly given within three Business Days of the sending or mailing thereof, as the case may be, by certified mail, return receipt requested, facsimile (transmission confirmed), electronic mail or nationally recognized overnight carrier, to the attention of the person named at the address shown above, or, in the case of the Holder, to the address shown in the Certificate Register.

Section 10.06 Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement, and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Beneficial Interest Certificate or the rights of the Holder thereof or the Trustee.

Section 10.07 Indulgences; No Waivers. Neither the failure nor any delay on the part of a party to exercise any right, remedy, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power or privilege preclude any other or further exercise of the same or of any other right, remedy, power or privilege, nor shall any waiver of any right, remedy, power or privilege with respect to any occurrence be construed as a waiver of such right, remedy, power or privilege with respect to any other occurrence. No waiver shall be effective unless it is in writing and is signed by the party asserted to have granted such waiver.

Section 10.08 Headings. The headings contained in this Agreement are for convenience of reference only, and they shall not be used in the interpretation hereof.

Section 10.09 Beneficiaries. (a) This Agreement will inure to the benefit of and be binding upon the parties hereto, the Holder of the Beneficial Interest Certificate, and its successors and permitted assigns. No other Person shall have any right or obligation hereunder, except to the extent specified in paragraph (b) of this Section 10.09.

(b) Notwithstanding any provision herein to the contrary, the parties to this Agreement agree that it is appropriate, in furtherance of the intent of such parties as set forth herein, that each Servicer receive the benefit of the provisions of Section 8.03 hereof and of this Section 10.09 as an intended third party beneficiary of this Agreement of the extent of such provisions. The Trustee shall have the same obligations to any Servicer under Section 8.03 hereof as if the Servicer were a party to this Agreement, and each Servicer shall have the same rights and remedies to enforce the provisions of Section 8.02 hereof and this Section 10.09 as if each Servicer were a party to this Agreement.

Section 10.10 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.

Section 10.11 No Petition. The Trustee, by entering into this Agreement, and the Holder, by accepting the Beneficial Interest Certificate, hereby covenant and agree that they will not at any time (i) institute against the Trust Depositor, or join in any institution against the Trust Depositor of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Beneficial Interest Certificate, this Agreement or any related document, or (ii) cooperate with or encourage any other party to take any such action, until one year and one day after the date on which all amounts distributable to the Holder hereunder have been distributed.

Section 10.12 Agreements of the Holder. The Holder, by accepting the Beneficial Interest Certificate, hereby acknowledges and agrees that:

(a) to the extent that the Holder is deemed to have any interest in any assets of the Trust Depositor that constitute the assets of a trust fund or trust for any other series of securities with respect to which the Trust Depositor acts as depositor:

(i) the interest of the Holder in such assets is subordinate to claims or rights of the holders of such other series of securities to such assets; and

(ii) this Agreement constitutes a subordination agreement for purposes of Section 510(a) of the Bankruptcy Code;

(b) The Holder has no rights in any assets of the Trust Depositor other than, in the event that the conveyance by the Trust Depositor of the property constituting the Trust Fund shall be deemed to be in the nature of a grant of a security interest rather than an absolute sale, the Trust Fund;

(c) Notwithstanding anything to the contrary herein, no Holder, solely by virtue of its status as a Holder, shall have any right by virtue of or by availing itself of any provision of this Agreement to institute any suit, action or proceeding in equity or at law against FHA or HUD upon or under or with respect to any policy of FHA Insurance applicable to a Mortgage Loan or any purported rights thereunder. All such direct rights against FHA or HUD shall be held by the Trustee on behalf of the Trust as the designated mortgagee of record with respect to the FHA Mortgage Loans and shall include, without limitation, the right to enforce such policy of FHA Insurance against FHA or HUD and require the payment by FHA or HUD of any amount due thereunder.

(d) The Holder, by virtue of holding the Beneficial Interest Certificate, agrees to the terms and conditions of each Servicing Agreement.

[SIGNATURE PAGE TO FOLLOW]

IN WITNESS WHEREOF, the Trust Depositor and the Trustee have caused their names to be signed hereto by their respective officers hereunto duly authorized as of the day and year first above written.

[NAME OF TRUST DEPOSITOR], as Trust Depositor

By:
Name:
Title:

[NAME OF TRUSTEE], not in its individual capacity but solely as Trustee of the [NAME OF TRUST]

By:
Name:
Title:

EXHIBIT A

FORM OF BENEFICIAL INTEREST CERTIFICATE

THIS BENEFICIAL INTEREST CERTIFICATE DOES NOT EVIDENCE AN OBLIGATION OF, OR AN INTEREST IN, AND IS NOT GUARANTEED BY, THE TRUST DEPOSITOR, THE TRUSTEE OR ANY AFFILIATE OF EITHER OF THEM AND IS NOT INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY OR PRIVATE INSURER.

THE HOLDER OF THIS BENEFICIAL INTEREST CERTIFICATE WILL BE ENTITLED TO WITHDRAW AMOUNTS FROM THE BENEFICIAL INTEREST ACCOUNT AS PROVIDED IN THE TRUST AGREEMENT.

THIS BENEFICIAL INTEREST CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY STATE SECURITIES LAWS. NEITHER THIS BENEFICIAL INTEREST CERTIFICATE NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION, UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

THE HOLDER OF THIS BENEFICIAL INTEREST CERTIFICATE BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH BENEFICIAL INTEREST CERTIFICATE ONLY TO A TRANSFEREE THAT IS EITHER (i) FOR SO LONG AS THIS BENEFICIAL INTEREST CERTIFICATE IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT IS ALSO A “QUALIFIED PURCHASER” WITHIN THE MEANING OF SECTION 2a(51) OF THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER THAT IS ALSO A QUALIFIED PURCHASER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A UNDER THE SECURITIES ACT, OR (ii) AN AFFILIATE (AS DEFINED IN RULE 405 UNDER THE SECURITIES ACT) OF THE TRUST DEPOSITOR THAT IS ALSO A QUALIFIED PURCHASER.

NO TRANSFER OF THIS BENEFICIAL INTEREST CERTIFICATE SHALL BE REGISTERED UNLESS THE PROSPECTIVE TRANSFEREE PROVIDES THE TRUSTEE AND THE TRUST DEPOSITOR WITH A CERTIFICATION TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), OR A PERSON ACTING FOR, ON BEHALF OF OR WITH THE ASSETS OF ANY SUCH PLAN.

THE HOLDER, BY ACCEPTING A BENEFICIAL INTEREST CERTIFICATE, HEREBY ACKNOWLEDGES AND AGREES THAT:

(A) TO THE EXTENT THAT THE HOLDER IS DEEMED TO HAVE ANY INTEREST IN ANY ASSETS OF THE TRUST DEPOSITOR THAT CONSTITUTE THE ASSETS OF A TRUST FUND OR TRUST FOR ANY OTHER SERIES OF SECURITIES WITH RESPECT TO WHICH THE TRUST DEPOSITOR ACTS AS DEPOSITOR:

(I)	THE INTEREST OF THE HOLDER IN SUCH ASSETS IS SUBORDINATE TO CLAIMS OR RIGHTS OF THE HOLDER OF SUCH OTHER SERIES OF SECURITIES TO SUCH ASSETS; AND

(II)	THE TRUST AGREEMENT CONSTITUTES A SUBORDINATION AGREEMENT FOR PURPOSES OF SECTION 510(A) OF THE BANKRUPTCY CODE;

(B) THE HOLDER HAS NO RIGHTS IN ANY ASSETS OF THE TRUST DEPOSITOR OTHER THAN, IN THE EVENT THAT THE CONVEYANCE BY THE TRUST DEPOSITOR OF THE PROPERTY CONSTITUTING THE TRUST FUND SHALL BE DEEMED TO BE IN THE NATURE OF A GRANT OF A SECURITY INTEREST RATHER THAN AN ABSOLUTE SALE, THE TRUST FUND.

(C) THE HOLDER, BY VIRTUE OF HOLDING THE BENEFICIAL INTEREST CERTIFICATE, DOES NOT HAVE ANY RIGHTS AGAINST FHA OR HUD WITH RESPECT TO THE CONTRACT OF MORTGAGE INSURANCE APPLICABLE TO ANY FHA MORTGAGE LOAN.

[NAME OF TRUST]

BENEFICIAL INTEREST CERTIFICATE

Evidencing a beneficial interest in a pool consisting primarily of certain mortgages and other assets in a trust fund established by

[NAME OF TRUST DEPOSITOR]

Percentage Interest: [            ]%

NUMBER 1

THIS CERTIFIES THAT [                        ] is the registered owner of the Percentage Interest evidenced by this Beneficial Interest Certificate in (i) certain amounts deposited in the Beneficial Interest Account relating to principal and interest and other amounts on certain mortgages (the “Mortgages Loans”) acquired from [NAME OF TRUST DEPOSITOR] (the “Trust Depositor”), (ii) such amounts and investments as from time to time may be held in the Trust Fund established pursuant to the Trust Agreement (as defined on the reverse hereof) and (iii) certain other assets, if any, as described in the Trust Agreement (the foregoing assets hereinafter collectively referred to as the “Trust Fund”).

Distributions on this Beneficial Interest Certificate will be made on the [        ]th day of each month or, if such [        ]th day is not a Business Day, the next Business Day (each, a “Distribution Date”), commencing in [                        ] 200[    ], to the Person in whose name this Beneficial Interest Certificate is registered at the close of business on the last Business Day of the month immediately preceding the month in which the Distribution Date occurs (or, in the case of the first Distribution Date, the Initial Transfer Date) (the “Record Date”).

Reference is hereby made to the further provisions of this Beneficial Interest Certificate set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Beneficial Interest Certificate.

Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, or the Authenticating Agent, if any, whose name appears below by manual signature, this Beneficial Interest Certificate shall not be entitled to any benefit under the Trust Agreement or be valid for any purpose.

IN WITNESS WHEREOF, the Trustee has caused this Beneficial Interest Certificate to be duly executed.

[NAME OF TRUSTEE], not in its individual capacity but solely as Trustee for the [NAME OF TRUST] under the Trust Agreement dated as of [ ]

By:
AUTHORIZED SIGNATORY

Dated:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is the Beneficial Interest Certificate referred to in the within-mentioned Trust Agreement.

[NAME OF TRUSTEE], not in its individual capacity but solely as Trustee for the [NAME OF TRUST] under the Trust Agreement dated as of [ ]

By:
AUTHORIZED SIGNATORY

Dated:

BENEFICIAL INTEREST CERTIFICATE

This Beneficial Interest Certificate is the duly authorized issue of the Beneficial Interest Certificate, representing all of the beneficial ownership interest in a Trust Fund established pursuant to a trust agreement dated as of [                        ] (the “Trust Agreement”), by and between [NAME OF TRUST DEPOSITOR], as Trust Depositor and [NAME OF TRUSTEE], as Trustee, and to which terms, provisions and conditions thereof the Holder of this Beneficial Interest Certificate by virtue of the acceptance hereof assents, and by which such Holder is bound.

Distributions on this Beneficial Interest Certificate shall be made by wire transfer in immediately available funds to the account designated by the Person whose name appears as the Registered Holder of this Certificate on the Certificate Register as of the close of business on each Record Date. Any reduction in the principal or notional amount of this Beneficial Interest Certificate effected by any distributions made on any Distribution Date shall be binding upon all future Holders of this Beneficial Interest Certificate and of any Beneficial Interest Certificate issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not certificated hereon. Notwithstanding the foregoing, the final distribution on this Certificate shall be payable, after due notice to the Holder of the pendency of such distribution, only upon presentation and surrender of this Beneficial Interest Certificate at the Trustee’s principal Corporate Trust Office or at the office of the Trustee’s agent appointed for such purposes.

The Corporate Trust Office for the presentment and surrender of the Beneficial Interest Certificate for any other purpose is the corporate trust office of the Trustee at [NAME AND ADDRESS OF TRUSTEE]. The Trustee may designate another address from time to time by notice to the Holder of the Beneficial Interest Certificate and the Trust Depositor.

The Trust Agreement permits the amendment thereof from time to time by the Trust Depositor and the Trustee with the consent of the Holder of the Beneficial Interest Certificate for the purpose of adding, changing or eliminating any provisions of the Trust Agreement or modifying the rights of the Holder of the Beneficial Interest Certificate thereunder. Any consent by the Holder of this Beneficial Interest Certificate will be conclusive and binding on such Holder and upon all future Holders of this Beneficial Interest Certificate and of any Beneficial Interest Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Beneficial Interest Certificate. The Trust Agreement also permits the amendment thereof, in certain circumstances specified herein, without the consent of the Holder of the Beneficial Interest Certificate.

As provided in the Trust Agreement and subject to certain limitations therein set forth, the transfer of this Beneficial Interest Certificate is registerable in the Certificate Register upon surrender of this Beneficial Interest Certificate for registration of transfer at the office of the Certificate Registrar, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Certificate Registrar, and thereupon a new Beneficial Interest Certificate evidencing a 100% Percentage Interest in the Beneficial Interest Certificate will be issued to the designated transferee or transferees. As provided in the Trust Agreement and subject to certain limitations therein set forth, this Beneficial Interest Certificate is exchangeable for a new Beneficial Interest Certificate evidencing a 100% Percentage Interest in the Beneficial Interest

Certificate. No service charge will be made for any such registration of transfer or exchange, but the Certificate Registrar may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The obligations and responsibilities of the Trustee shall terminate upon the earlier to occur of: (i) the final payment or other liquidation of the last Mortgage Loan remaining in the Trust Fund and the disposition of all Mortgage Loan Collateral and (ii) the delivery of the Beneficial Interest Certificate to the Trustee by the Holder of the Beneficial Interest Certificate in accordance with Section 6.01(b) of the Trust Agreement. In no event will the trust created by the Trust Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Trust Agreement of a certain person named in the Trust Agreement.

The Trust Depositor, the Trustee and the Certificate Registrar and any agent of any of them may treat the Person in whose name this Beneficial Interest Certificate is registered as the owner hereof for all purposes, and neither the Trust Depositor, the Trustee, nor the Certificate Registrar nor any such agent shall be affected by any notice to the contrary.

As provided in the Trust Agreement, this Beneficial Interest Certificate and the Trust Agreement shall be governed by and construed in accordance with the laws of the State of New York, without reference to its conflict of law provisions (other than Section 5-1401 of the General Obligations Law), and the obligations, rights and remedies of the parties hereunder or the Trust Agreement shall be determined in accordance with such laws. In the event of any conflict between the provisions of this Beneficial Interest Certificate and the Trust Agreement, the Trust Agreement shall be controlling. Any term used herein and not otherwise defined shall be as defined in the Trust Agreement.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s) and assign(s) and transfer(s) unto

(Please print or type name and address, including postal zip code, of assignee and social security number or employer identification number)

the within Beneficial Interest Certificate stating in the names of the undersigned in the Certificate Register and does hereby irrevocably constitute and appoint to transfer such Beneficial Interest Certificate in such Certificate Register.

I [we] further direct the Certificate Registrar to issue a new Beneficial Interest Certificate of like principal to the above-named assignee and deliver such Beneficial Interest Certificate to the following address:

Dated:

Signature by or on behalf of Assignor

Authorized Officer

Signature Guaranteed

Name of Institution

NOTICE: The signature(s) of this assignment must correspond with the name(s) on the face of this Beneficial Interest Certificate without alteration or any change whatsoever. The signature must be guaranteed by a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program. Notarized or witnessed signatures are not acceptable as guaranteed signatures.

EXHIBIT B

FORM OF INVESTMENT LETTER

Date

[NAME OF TRUST DEPOSITOR]

4425 Ponce de Leon Blvd., 5th Floor

Coral Gables, Florida 33146

[NAME AND ADDRESS OF TRUSTEE]

Re:	[NAME OF TRUST] Certificate

Ladies and Gentlemen:

In connection with our acquisition of the above-referenced beneficial interest certificate (the “Beneficial Interest Certificate”), we certify that (a) we are either (A) a QIB as defined in Rule 144A (“Rule 144A”) under the Securities Act of 1933 (the “Securities Act”) that is also a “qualified purchaser” as that term is defined in Section (2)(a)(51) under the Investment Company Act of 1940, as amended (a “QP”), and we are aware that the seller of the Beneficial Interest Certificate may be relying on the exemption from the registration requirements of the Securities Act provided by Rule 144A and we are acquiring the Beneficial Interest Certificate for our own account or for the account of one or more QIBs that are QPs for whom we are authorized to act or (B) the Trust Depositor or an affiliate (as defined in Rule 405 under the Securities Act) of the Trust Depositor that is a QP, (b) we understand that the Beneficial Interest Certificate has not been registered under the Securities Act, and that, if in the future we decide to offer, resell, pledge or otherwise transfer the Beneficial Interest Certificate, the Beneficial Interest Certificate may be offered, resold, pledged or otherwise transferred only to a person that is either (A) a QIB that is a QP that is purchasing the Beneficial Interest Certificate for its own account or for the account of a QIB that is a QP to which notice is given that the transfer is being made in reliance on Rule 144A or (B) the Trust Depositor or an affiliate of the Trust Depositor, (c) we understand that each proposed purchaser of the Beneficial Interest Certificate is responsible for making its own independent review of such information as it deems relevant to its investment decision and we have had the opportunity to ask questions of and receive answers from the transferor concerning the purchase of the Beneficial Interest Certificate and all matters relating thereto or any additional information deemed necessary to our decision to purchase the Beneficial Interest Certificate and we have been furnished with, and have had an opportunity to review, a copy of the Trust Agreement dated as of [            ] (the “Trust Agreement”), between [NAME OF TRUST DEPOSITOR] as trust depositor, and [NAME OF TRUSTEE], as trustee, (d) we are acquiring the Beneficial Interest Certificate for investment for our own account and not with a view to any distribution of such Beneficial Interest Certificate (but without prejudice to our right at all times to sell or otherwise dispose of the Beneficial Interest Certificate in accordance with clause (g) below), (e) we understand that the certificate evidencing the Beneficial Interest Certificate purchased by us will bear one or more legends in substantially the form set forth in the Trust

Agreement, (f) we have not, nor has anyone acting on our behalf, offered, transferred, pledged, sold or otherwise disposed of the Beneficial Interest Certificate or any interest in the Beneficial Interest Certificate, or solicited any offer to buy, transfer, pledge or otherwise dispose of the Beneficial Interest Certificate or any interest in the Beneficial Interest Certificate from any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action that would constitute a distribution of the Beneficial Interest Certificate under the Securities Act or that would render the disposition of the Beneficial Interest Certificate a violation of Section 5 of the Securities Act or any state securities laws or require registration pursuant thereto, and we will not act, or authorize any person to act, in such manner with respect to the Beneficial Interest Certificate, (g) we will not sell, transfer or otherwise dispose of the Beneficial Interest Certificate unless (1) such sale, transfer or other disposition is exempt from the registration requirements of the Securities Act and any relevant state securities laws and, if requested, we will at our expense provide an opinion of counsel satisfactory to the addressees of this certificate that such sale, transfer or other disposition may be made pursuant to an exemption from the Securities Act, (2) we have informed the purchaser or transferee of such Beneficial Interest Certificate of the transfer restrictions applicable to such Beneficial Interest Certificate, (3) the purchaser or transferee of such Beneficial Interest Certificate has executed and delivered to you a certificate to substantially the same effect as this certificate and (4) the purchaser or transferee has otherwise complied with any conditions for transfer set forth in the Trust Agreement, and (h) we are a United States person within the meaning of Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended (the “Code”).

The transferee is not an employee benefit plan or other retirement arrangement subject to Section 406 of the Employee Retirement Income Security Act of 1974, as amended, or Section 4975 of the Code, or a person acting for, on behalf of or with the assets of any such plan or arrangement.

The transferee is duly authorized to purchase the Beneficial Interest Certificate and its purchase of investments having the characteristics of the Beneficial Interest Certificate is authorized under, and not directly or indirectly in contravention of, any law, charter, trust instrument or other operative document, investment guidelines or list of permissible or impermissible investments that is applicable to the transferee.

The transferee agrees to indemnify the Trust Depositor and the Trustee against any liability that may result if the transferee sells or transfers such Beneficial Interest Certificate to a purchaser or transferee who does not comply with any condition for transfer set forth in the Trust Agreement.

The transferee understands that the holder of Beneficial Interest Certificate, by virtue of its acceptance thereof, assents to the terms, provisions and conditions of the Trust Agreement.

Very truly yours,

[Name of Transferee]

By:
Authorized Officer

EXHIBIT C

FORM OF TRANSFER SUPPLEMENT

Supplement No:                                                                                                                                     Dated:

This TRANSFER SUPPLEMENT is made as of the date first above written by [NAME OF TRUST DEPOSITOR], as trust depositor (the “Trust Depositor”), and [NAME OF TRUSTEE], not in its individual capacity but solely as trustee (the “Trustee”) of the [NAME OF TRUST].

W I T N E S S E T H:

WHEREAS, the parties have previously executed and delivered that certain Pass-Through Trust Agreement (the “Trust Agreement”) dated as of [            ], between the Trust Depositor and the Trustee; and

WHEREAS, the Trust Depositor desires to sell, and the Trustee desires to purchase, on behalf of the Trust, the Subsequent Mortgage Loans identified on Schedule I attached hereto.

NOW THEREFORE, in consideration of the foregoing, the parties agree as follows:

1.	Schedule of Subsequent Mortgage Loans. Attached hereto as Schedule I is the Schedule of Subsequent Mortgage Loans (the “Schedule”) conveyed to the Trustee pursuant to Section 3 of this Transfer Supplement.

2.	Definitions Relating to Subsequent Mortgage Loans. The following terms as used in the Trust Agreement shall have the following meanings with respect to the Subsequent Mortgage Loans identified on the Schedule.

Custodial Agreement: [            ]

Custodian: [            ]

Cut-off Date: [            ]

Servicing Agreement: [            ]

Transfer Date: [            ]

3.	Conveyance of Subsequent Mortgage Loans. The Trust Depositor does hereby grant, transfer, assign, set over and otherwise convey to the Trustee, without recourse (except to the extent specified in the Trust Agreement), all right, title and interest of the Trust Depositor in and to each of the Subsequent Mortgage Loans identified on the Schedule with respect to such Subsequent Mortgage Loans and all items in the related Custodial Files.

4.	Incorporation by Reference; Ratification of Trust Agreement. As supplemented by this Transfer Supplement, the Trust Agreement is incorporated herein by this reference and is in all respects ratified and confirmed and the Agreement as so supplemented by this Transfer Supplement shall be read, taken and construed as one and the same instrument.

5.	Counterparts. This Transfer Supplement may be executed in two or more counterparts (and by different parties in separate counterparts), each of which shall be an original but all of which together shall constitute the same instrument.

6.	Governing Law. THIS TRANSFER SUPPLEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW), AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have caused this Transfer Supplement to be duly executed by their respective officers as of the day and year first above written

[NAME OF TRUST DEPOSITOR], as Trust Depositor

By:
Name:
Title:

[NAME OF TRUSTEE], not in its individual capacity but solely as Trustee

By:
Name:
Title:

SCHEDULE I

MORTGAGE LOAN SCHEDULE

[To be attached]